UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

WHX CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

2

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

SUPPLEMENT TO
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS,
PROXY STATEMENT AND PROXY CARD
With respect to the Annual Meeting of Stockholders
To Be Held On December 9, 2010

To the Stockholders of WHX Corporation:

Reference is made to the Notice of Annual Meeting of Stockholders of WHX Corporation (the “Company”), dated November 4, 2010 (the “Original Notice”), with respect to the Annual Meeting of Stockholders of the Company to be held on December 9, 2010, at 11:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022 (the “Meeting”), and the Proxy Statement and Proxy Card of the Company with respect to the Meeting which accompanied such Original Notice.

The purpose of this Supplement is to advise you of a change to Proposal No. 2 set forth in the Original Notice, the Proxy Statement and the Proxy Card.  Proposal No. 2 originally proposed that the Company’s Amended and Restated Certificate of Incorporation be further amended to change the name of the Company from “WHX Corporation” to “Handy & Harman Holdings Ltd.”  Since the date of the mailing of the Original Notice, Proxy Statement and Proxy Card, the Company’s Board of Directors (the “Board”) has determined that the Company’s corporate name should instead be changed to “Handy & Harman Ltd.”

Accordingly, the Board has modified the text of the proposed amendment to Article FIRST of the Company’s Amended and Restated Certificate of Incorporation to read as follows:

“FIRST:  The name of the corporation (hereinafter sometimes called the “Corporation”) is Handy & Harman Ltd.”

Any Proxy Card that is voted in favor of Proposal No. 2 will now be deemed a vote in favor of changing the Company’s corporate name to “Handy & Harman Ltd.”  For your convenience, we have enclosed an updated Proxy Card.  If you have already delivered a properly executed Proxy Card, you do not need to do anything with the enclosed Proxy Card unless you wish to change your vote. If you have previously returned a Proxy Card and wish to change your vote on Proposal No. 2 (or on any other proposals to be submitted to stockholders at the Meeting) you may do so at any time prior to the time of the Meeting, by either completing and returning a new Proxy Card, by giving notice of revocation in writing to the Secretary of the Company, or by voting in person at the Meeting.

By Order of the Board,

WHX CORPORATION

/s/ Glen M. Kassan
Glen M. Kassan
Chief Executive Officer

November 24, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 9, 2010.  The Company’s Proxy Statement, Supplement to Notice of Annual Meeting and Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at:  http://www.whxcorp.com/2010annual.php.

WHX CORPORATION

Proxy – Annual Meeting of Stockholders
December 9, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glen M. Kassan and James F. McCabe, Jr., each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of WHX Corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 9, 2010, at 11:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 4, 2010, as supplemented by that certain Supplement to Notice of Annual Meeting, dated November 24, 2010, and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND “FOR” APPROVAL OF PROPOSAL NOS. 2, 3 AND 4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL NOS. 2, 3 AND 4.

1.
To elect the following nominees to the Board of Directors of the Company, each to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and shall qualify:

Warren G. Lichtenstein
Robert Frankfurt
Jack L. Howard
Glen M. Kassan
Louis Klein, Jr.
John H. McNamara Jr.
Garen W. Smith

FOR ALL NOMINEES [___]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [___]

To withhold authority to vote for any individual nominee(s), print name(s) above.

2.	To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to change the name of the Company from “WHX Corporation” to “Handy & Harman Ltd.”;

FOR [___]                                                             AGAINST [___]              ABSTAIN [___]

3.
To approve an amendment of the Company’s 2007 Incentive Stock Plan (the “2007 Plan”) to increase the number of shares of the Company’s Common Stock subject to the 2007 Plan from 80,000 shares to 1,200,000 shares;

FOR [___]                                                             AGAINST [___]              ABSTAIN [___]

4.	To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2010.

FOR [___]                                                             AGAINST [___]              ABSTAIN [___]

In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting.

NOTE: Your signature should appear the same as your name appears hereon.  If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a corporation gives a proxy, an authorized officer should sign it.

Signature:	Title:	Date:

Signature:	Title:	Date:

Please mark, date, sign and mail this proxy in the envelope provided for this purpose.  No postage is required if mailed in the United States.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [___]

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